LORD ABBETT SECURITIES TRUST
                  Lord Abbett International Opportunities Fund

                         LORD ABBETT GLOBAL FUND, INC.
                                 Equity Series


                   Supplement dated December 23, 2003 to the
                                Prospectuses and
                      Statements of Additional Information
                           (Class A, B, C, P, and Y)


REDEMPTION FEE ON SHORT-TERM INVESTMENTS - EFFECTIVE JANUARY 1, 2004

The following information hereby supplements the Prospectuses and Statements of Additional Information for each of the classes of shares of the Lord Abbett Securities Trust - Lord Abbett International Opportunities Fund and Lord Abbett Global Fund, Inc. - Equity Series (each a "Fund"). The following paragraph has been added under the caption "YOUR INVESTMENT - REDEMPTION" in each Fund's Prospectuses and "Purchases, Redemption, and Pricing" in each Fund's Statement of Additional Information.

     If you redeem or exchange Fund shares after holding them ten business days or less, you will pay a redemption fee of 2.00% of the NAV [net asset value] of the shares being redeemed or exchanged. The redemption fee is retained by the Fund and is intended to discourage short-term investment in the Fund in order to avoid transaction and other expenses caused by short-term investments, and to facilitate implementation of the Fund's portfolio management strategies and techniques. The redemption fee does not apply to shares acquired through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Funds' Invest-A Matic and Systematic Withdrawal Plans). The Fund will use the "last-in, first-out" method to determine your holding period. Under this method, the shares you have held for the shortest period will be treated as redeemed first. The redemption fee may be modified at any time or from time to time.


LORD ABBETT SECURITIES TRUST - LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND EFFECTIVE DECEMBER 22, 2003

With respect to the Lord Abbett International Opportunities Fund, the second sentence under "PRINCIPAL STRATEGY" in the Prospectuses is amended to read as follows:

     The Fund normally intends to invest at least 65% of its net assets in equity securities of small companies, those with market capitalizations of less than $2.5 billion at the time of purchase. The Fund may add to its investments in companies whose market capitalization subsequently exceeds $2.5 billion if Lord Abbett believes the investment would be consistent with the Fund's investment objective.